Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-01719

                             THE GABELLI ASSET FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED AUGUST 31, 2009
            TO THE CLASS ABCI SHARES PROSPECTUS DATED APRIL 30, 2009

Effective September 1, 2009, Kevin Dreyer will become Associate Portfolio Manager, managing a portion of the assets of the Fund and reporting to Mario J. Gabelli. Mr. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst. Mr. Dreyer has been an Associate Portfolio Manager of The Gabelli Healthcare & WellnessRx Trust since July 2007 and the GAMCO Global Opportunity Fund since May 2006. Mr. Dreyer previously worked as an investment banking analyst at Banc of America Securities. Mr. Dreyer received his undergraduate degree from the University of Pennsylvania and his MBA from Columbia Business School.